Exhibit 99.1

PFSweb Reports Third Quarter Record Results

Q3 Service Fee Equivalent Revenue up 43% to $46.2 Million; Adjusted EBITDA up 90% to $5.4 Million

Allen, TX – November 9, 2015 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported results for the third quarter ended September 30, 2015.

Third Quarter 2015 Highlights vs. Same Year-Ago Quarter

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 43% to a Q3 record $46.2 million

•	Service fee gross margin increased 380 basis points to 33.7%

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 90% to a Q3 record $5.4 million

•	Acquired CrossView, an eCommerce system integrator with B2B and B2C Websphere Commerce and SAP/hybris integration capabilities, significantly expanding PFSweb’s addressable market

Management Commentary

“We continued to benefit from strong growth in our agency and technology services, driving record results for the fourth consecutive quarter,” said Michael Willoughby, CEO of PFSweb. “Our omni-channel operations also continued to perform well, supporting the overall strong growth in our B2C clients’ volumes over the same year-ago period.

“Most notably, the third quarter was highlighted by the acquisition of CrossView, which we believe dramatically strengthens our position as a leader among full service eCommerce providers. The integration of CrossView is tracking well and according to plan. In fact, we’ve already begun to pursue several promising cross-sell opportunities, while also realizing synergies across our technology platforms.”

“Subsequent to the quarter,” continued Willoughby, “we launched our strategic commerce consulting practice, through which we’ll provide high-value digital strategy and platform selection consulting to both B2B and B2C clients. This new practice demonstrates our commitment to expanding higher-margin service offerings and engaging with our clients as a strategic partner as we continue to evolve PFSweb from a full service eCommerce provider into a leading global commerce service provider.

“As we head into the all-important holiday season, we will continue to focus on client execution, with the ultimate goal of helping our clients maximize their holiday sales performance. According to eMarketer, holiday online sales are expected to grow 14% this year to a record $79.4 billion. We plan to capitalize on these secular tailwinds and leverage the unique strength of our platform to drive growth in the fourth quarter and beyond.”

2015 & 2016 Outlook

Based on year-to-date results and current projections for the fourth quarter, PFSweb is increasing its service fee equivalent revenue guidance to range between $180 million to $186 million, up from $175 million to $185 million, reflecting growth of 30% to 34% from 2014. The company has also increased its adjusted EBITDA guidance to range between $18.5 million to $20.5 million, up from $18 million to $20 million, reflecting growth of 36% to 50% from 2014.

For 2016, PFSweb currently expects continued strong growth in service fee equivalent revenue and adjusted EBITDA as the company realizes a full year of benefit from its recent acquisitions, as well as incremental revenue from new and expanded client relationships. At this time, the company is targeting 2016 service fee equivalent revenue to range between $220 million to $230 million. The company is also targeting adjusted EBITDA to range between $23 million to $25 million. This adjusted EBITDA target includes the expected impact of incremental sales and marketing expenditures as well as other infrastructure expenditures to support the company’s future growth strategies.

Third Quarter 2015 Financial Results

Total revenues in the third quarter of 2015 increased 25% to $71.2 million compared to $57.1 million in the same period of 2014. Service fee revenue in the third quarter of 2015 increased 45% to $45.5 million compared to $31.4 million last year. Product revenue was $14.4 million compared to $17.3 million in the same period of 2014 due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the third quarter of 2015 increased 43% to a third quarter record $46.2 million compared to $32.4 million in the year-ago quarter.

Service fee gross margin in the third quarter increased 380 basis points to 33.7% compared to 29.9% in the same period of 2014. The increase was due to a higher proportion of agency and technology services in the 2015 quarter, in part due to the benefit from the acquisitions of REV Solutions and LiveArea that occurred in September 2014 and the CrossView acquisition completed in August 2015.

Adjusted EBITDA increased 90% to a third quarter record of $5.4 million compared to $2.9 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA increased 300 basis points to 11.8% compared to 8.8% in the year-ago quarter.

Net loss in the third quarter was $3.7 million or $(0.21) per diluted share, compared to a net loss of $2.5 million or $(0.15) per diluted share in the same period of 2014. Net loss in the third quarter of 2015 included $1.5 million in stock-based compensation expense, $2.6 million in acquisition-related, restructuring and other costs and $1.0 million in amortization of acquisition-related intangible assets. This compares to $0.9 million in stock-based compensation expense and $1.5 million in acquisition-related, restructuring and other costs in the same period of 2014.

Non-GAAP net income (a non-GAAP measure defined below) in the third quarter of 2015 was $1.5 million or $0.08 per diluted share, compared to non-GAAP net loss of $0.1 million or $(0.01) per diluted share in the third quarter of 2014.

At September 30, 2015, cash and cash equivalents was $13.0 million compared to $18.1 million at December 31, 2014. Total debt increased to $38.4 million from $10.9 million at December 31, 2014 as the Company entered into a new credit facility with Regions Bank, Bank of America and HSBC, primarily to facilitate the acquisition of CrossView. This new credit facility replaces the Company’s previous senior banking facilities.

First Nine Months of 2015 Financial Results

Total revenues in the first nine months of 2015 increased 18% to $198.2 million compared to $168.4 million in the same period of 2014. Service fee revenue in the first nine months of 2015 increased 40% to $121.3 million compared to $86.4 million in the same period last year. Product revenue was $44.7 million compared to $57.2 million in the same period of 2014.

Service fee equivalent revenue in the first nine months of 2015 increased 38% to $123.7 million compared to $89.6 million in the same period of 2014.

Service fee gross margin in the first nine months of 2015 increased 230 basis points to 32.4% compared to 30.1% in the same period of 2014.

Adjusted EBITDA increased 94% to $13.2 million in the first nine months of 2015 compared to $6.8 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA increased 330 basis points to 10.7% compared to 7.6% in the year-ago period.

Net loss in the first nine months of 2015 was $7.3 million or $(0.42) per diluted share, compared to a net loss of $6.7 million or $(0.40) per diluted share in the same period of 2014. Net loss in the first nine months of 2015 included $3.4 million in stock-based compensation expense, $4.5 million in acquisition related, restructuring and other costs and $1.5 million in amortization of acquisition-related intangible assets. This compares to $2.5 million in stock-based compensation expense and $1.7 million in acquisition related, restructuring and other costs in the same period of 2014.

Non-GAAP net income in the first nine months of 2015 was $2.2 million or $0.12 per diluted share, compared to non-GAAP net loss of $2.5 million or $(0.15) per diluted share in the same period of 2014.

Conference Call

PFSweb will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the third quarter ended September 30, 2015.

CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, November 9, 2015

Time: 5:00 p.m. Eastern Time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-466-4462

International dial-in number: 1-719-785-1765

Conference ID: 4158053

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=116986 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern Time on the same day through November 23, 2015.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 4158053

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global provider of end-to-end eCommerce solutions including digital agency and marketing services, technology development services, business process outsourcing services and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, London, Munich and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related, restructuring and other charges and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related, restructuring and other charges and amortization of acquisition-related intangible assets.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related, restructuring and other charges and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2014 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	September 30, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,000	$18,128
Restricted cash	52	521
Accounts receivable, net of allowance for doubtful accounts of $469 and $447 at September 30, 2015 and December 31, 2014, respectively	55,552	59,126
Inventories, net of reserves of $682 and $768 at September 30, 2015 and December 31, 2014, respectively	8,673	10,534
Other receivables	3,973	5,638
Prepaid expenses and other current assets	3,853	7,103

Total current assets	85,103	101,050

PROPERTY AND EQUIPMENT, net	24,852	26,604
INTANGIBLE ASSETS, net	12,916	2,170
GOODWILL	40,778	8,366
OTHER ASSETS	2,321	2,556

Total assets	165,970	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,512	$6,850
Trade accounts payable	29,356	38,842
Deferred revenue	5,600	9,098
Accrued expenses	35,412	28,473

Total current liabilities	73,880	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	34,870	4,062
DEFERRED REVENUE	4,197	5,355
DEFERRED RENT	4,430	4,870
OTHER LONG-TERM LIABILITIES	5,074	3,091

Total liabilities	122,451	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,100,589 and 17,047,093 shares issued at September 30, 2015 and December 31, 2014, respectively; and 18,067,122 and 17,013,622 shares outstanding as of September 30, 2015 and December 31, 2014, respectively	18	17
Additional paid-in capital	140,890	129,457
Accumulated deficit	(97,189)	(89,926)
Accumulated other comprehensive income	(75)	682
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	43,519	40,105

Total liabilities and shareholders’ equity	$165,970	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUES:
Product revenue, net	$14,419	$17,340	$44,731	$57,182
Service fee revenue	45,528	31,411	121,311	86,393
Pass-thru revenue	11,236	8,344	32,163	24,792

Total revenues	71,183	57,095	198,205	168,367

COSTS OF REVENUES:
Cost of product revenue	13,702	16,397	42,321	53,952
Cost of service fee revenue	30,193	22,007	81,993	60,387
Cost of pass-thru revenue	11,236	8,344	32,163	24,792

Total costs of revenues	55,131	46,748	156,477	139,131

Gross profit	16,052	10,347	41,728	29,236
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,778	12,764	47,068	35,271

Income (loss) from operations	(2,726)	(2,417)	(5,340)	(6,035)
INTEREST EXPENSE (INCOME), NET	706	174	1,247	490

Income (loss) before income taxes	(3,432)	(2,591)	(6,587)	(6,525)
INCOME TAX PROVISION (BENEFIT)	238	(66)	676	205

NET INCOME (LOSS)	$(3,670)	$(2,525)	$(7,263)	$(6,730)

NON-GAAP NET INCOME (LOSS)	$1,452	$(133)	$2,193	$(2,528)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.21)	$(0.15)	$(0.42)	$(0.40)

Diluted	$(0.21)	$(0.15)	$(0.42)	$(0.40)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	17,829	16,779	17,449	16,680

Diluted	17,829	16,779	17,449	16,680

EBITDA	$1,355	$464	$5,305	$2,614

ADJUSTED EBITDA	$5,434	$2,856	$13,238	$6,816

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

NET INCOME (LOSS)	$(3,670)	$(2,525)	$(7,263)	$(6,730)
Income tax expense (benefit)	238	(66)	676	205
Interest expense, net	706	174	1,247	490
Depreciation and amortization	4,081	2,881	10,645	8,649

EBITDA	$1,355	$464	$5,305	$2,614
Stock-based compensation	1,492	853	3,446	2,509
Acquisition related, restructuring and other costs	2,587	1,539	4,487	1,693

ADJUSTED EBITDA	$5,434	$2,856	$13,238	$6,816

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

NET INCOME (LOSS)	$(3,670)	$(2,525)	$(7,263)	$(6,730)
Stock-based compensation	1,492	853	3,446	2,509
Amortization of acquisition-related intangible assets	1,043	—	1,523	—
Acquisition related, restructuring and other costs	2,587	1,539	4,487	1,693

NON-GAAP NET INCOME (LOSS)	$1,452	$(133)	$2,193	$(2,528)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.21)	$(0.15)	$(0.42)	$(0.40)

Diluted	$(0.21)	$(0.15)	$(0.42)	$(0.40)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.08	$(0.01)	$0.13	$(0.15)

Diluted	$0.08	$(0.01)	$0.12	$(0.15)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

TOTAL REVENUES	$71,183	$57,095	$198,205	$168,367
Pass-thru revenue	(11,236)	(8,344)	(32,163)	(24,792)
Cost of product revenue	(13,702)	(16,397)	(42,321)	(53,952)

SERVICE FEE EQUIVALENT REVENUE	$46,245	$32,354	$123,721	$89,623

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$14,419	$—	$14,419
Service fee revenue	42,167	3,361	—	45,528
Service fee revenue - affiliate	3,494	195	(3,689)	—
Pass-thru revenue	11,236	—	—	11,236

Total revenues	56,897	17,975	(3,689)	71,183

COSTS OF REVENUES:
Cost of product revenue	—	13,702	—	13,702
Cost of service fee revenue	30,369	3,323	(3,499)	30,193
Cost of pass-thru revenue	11,236	—	—	11,236

Total costs of revenues	41,605	17,025	(3,499)	55,131

Gross profit	15,292	950	(190)	16,052
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,049	919	(190)	18,778

Income (loss) from operations	(2,757)	31	—	(2,726)
INTEREST EXPENSE (INCOME), NET	584	122	—	706

Income (loss) before income taxes	(3,341)	(91)	—	(3,432)
INCOME TAX PROVISION (BENEFIT)	171	67	—	238

NET INCOME (LOSS)	$(3,512)	$(158)	$—	$(3,670)

NON-GAAP NET INCOME (LOSS)	$1,288	$162	$—	$1,450

EBITDA	$1,309	$46	$—	$1,355

ADJUSTED EBITDA	$5,066	$366	$—	$5,432

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,512)	$(158)	$—	(3,670)
Income tax expense (benefit)	171	67	—	238
Interest expense (income), net	584	122	—	706
Depreciation and amortization	4,066	15	—	4,081

EBITDA	$1,309	$46	$—	$1,355
Stock-based compensation	1,492	—	—	1,492
Acquisition related, restructuring and other costs	2,265	320	—	2,585

ADJUSTED EBITDA	$5,066	$366	$—	$5,432

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,512)	$(158)	$—	$(3,670)
Stock-based compensation	1,492	—	—	1,492
Amortization of acquisition-related intangible assets	1,043	—	—	1,043
Acquisition related, restructuring and other costs	2,265	320	—	2,585

NON-GAAP NET INCOME (LOSS)	$1,288	$162	$—	$1,450

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$17,340	$—	$17,340
Service fee revenue	28,362	3,049	—	31,411
Service fee revenue - affiliate	3,048	238	(3,286)	—
Pass-thru revenue	8,344	—	—	8,344

Total revenues	39,754	20,627	(3,286)	57,095

COSTS OF REVENUES:
Cost of product revenue	—	16,397	—	16,397
Cost of service fee revenue	21,972	3,145	(3,110)	22,007
Cost of pass-thru revenue	8,344	—	—	8,344

Total costs of revenues	30,316	19,542	(3,110)	46,748

Gross profit	9,438	1,085	(176)	10,347
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,255	685	(176)	12,764

Income (loss) from operations	(2,817)	400	—	(2,417)
INTEREST EXPENSE (INCOME), NET	36	138	—	174

Income (loss) before income taxes	(2,853)	262	—	(2,591)
INCOME TAX PROVISION (BENEFIT)	(209)	143	—	(66)

NET INCOME (LOSS)	$(2,644)	$119	$—	$(2,525)

NON-GAAP NET INCOME (LOSS)	$(252)	$119	$—	$(133)

EBITDA	$22	$442	$—	$464

ADJUSTED EBITDA	$2,414	$442	$—	$2,856

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,644)	$119	$—	(2,525)
Income tax expense (benefit)	(209)	143	—	(66)
Interest expense (income), net	36	138	—	174
Depreciation and amortization	2,839	42	—	2,881

EBITDA	$22	$442	$—	$464
Stock-based compensation	853	—	—	853
Acquisition related, restructuring and other costs	1,539	—	—	1,539

ADJUSTED EBITDA	$2,414	$442	$—	$2,856

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,644)	$119	$—	$(2,525)
Stock-based compensation	853	—	—	853
Acquisition related, restructuring and other costs	1,539	—	—	1,539

NON-GAAP NET INCOME (LOSS)	$(252)	$119	$—	$(133)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$44,731	$—	$44,731
Service fee revenue	110,740	10,571	—	121,311
Service fee revenue - affiliate	10,137	568	(10,705)	—
Pass-thru revenue	32,163	—	—	32,163

Total revenues	153,040	55,870	(10,705)	198,205

COSTS OF REVENUES:
Cost of product revenue	—	42,321	—	42,321
Cost of service fee revenue	81,637	10,467	(10,111)	81,993
Cost of pass-thru revenue	32,163	—	—	32,163

Total costs of revenues	113,800	52,788	(10,111)	156,477

Gross profit	39,240	3,082	(594)	41,728
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	45,528	2,134	(594)	47,068

Income (loss) from operations	(6,288)	948	—	(5,340)
INTEREST EXPENSE (INCOME), NET	911	336	—	1,247

Income (loss) before income taxes	(7,199)	612	—	(6,587)
INCOME TAX PROVISION (BENEFIT)	363	313	—	676

NET INCOME (LOSS)	$(7,562)	$299	$—	$(7,263)

NON-GAAP NET INCOME (LOSS)	$1,574	$619	$—	$2,193

EBITDA	$4,299	$1,006	$—	$5,305

ADJUSTED EBITDA	$11,912	$1,326	$—	$13,238

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(7,562)	$299	$—	(7,263)
Income tax expense (benefit)	363	313	—	676
Interest expense (income), net	911	336	—	1,247
Depreciation and amortization	10,587	58	—	10,645

EBITDA	$4,299	$1,006	$—	$5,305
Stock-based compensation	3,446	—	—	3,446
Acquisition related, restructuring and other costs	4,167	320	—	4,487

ADJUSTED EBITDA	$11,912	$1,326	$—	$13,238

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(7,562)	$299	$—	$(7,263)
Stock-based compensation	3,446	—	—	3,446
Amortization of acquisition-related intangible assets	1,523	—	—	1,523
Acquisition related, restructuring and other costs	4,167	320	—	4,487

NON-GAAP NET INCOME (LOSS)	$1,574	$619	$—	$2,193

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$57,182	$—	$57,182
Service fee revenue	76,939	9,454	—	86,393
Service fee revenue - affiliate	9,914	846	(10,760)	—
Pass-thru revenue	24,792	—	—	24,792

Total revenues	111,645	67,482	(10,760)	168,367

COSTS OF REVENUES:
Cost of product revenue	—	53,952	—	53,952
Cost of service fee revenue	60,446	9,854	(9,913)	60,387
Cost of pass-thru revenue	24,792	—	—	24,792

Total costs of revenues	85,238	63,806	(9,913)	139,131

Gross profit	26,407	3,676	(847)	29,236
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	33,754	2,364	(847)	35,271

Income (loss) from operations	(7,347)	1,312	—	(6,035)
INTEREST EXPENSE (INCOME), NET	68	422	—	490

Income (loss) before income taxes	(7,415)	890	—	(6,525)
INCOME TAX PROVISION (BENEFIT)	(128)	333	—	205

NET INCOME (LOSS)	$(7,287)	$557	$—	$(6,730)

NON-GAAP NET INCOME (LOSS)	$(3,085)	$557	$—	$(2,528)

EBITDA	$1,173	$1,441	$—	$2,614

ADJUSTED EBITDA	$5,375	$1,441	$—	$6,816

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(7,287)	$557	$—	(6,730)
Income tax expense (benefit)	(128)	333	—	205
Interest expense (income), net	68	422	—	490
Depreciation and amortization	8,520	129	—	8,649

EBITDA	$1,173	$1,441	$—	$2,614
Stock-based compensation	2,509	—	—	2,509
Acquisition related, restructuring and other costs	1,693	—	—	1,693

ADJUSTED EBITDA	$5,375	$1,441	$—	$6,816

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(7,287)	$557	$—	$(6,730)
Stock-based compensation	2,509	—	—	2,509
Acquisition related, restructuring and other costs	1,693	—	—	1,693

NON-GAAP NET INCOME (LOSS)	$(3,085)	$557	$—	$(2,528)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of September 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,252	$6,748	$—	$13,000
Restricted cash	—	52	—	52
Accounts receivable, net	44,636	12,680	(1,764)	55,552
Inventories, net	—	8,673	—	8,673
Other receivables	207	3,766	—	3,973
Prepaid expenses and other current assets	2,960	893	—	3,853

Total current assets	54,055	32,812	(1,764)	85,103

PROPERTY AND EQUIPMENT, net	24,813	39	—	24,852
RECEIVABLE/INVESTMENT IN AFFILIATES	60,392	—	(60,392)	—
INTANGIBLE ASSETS, net	12,916	—	—	12,916
GOODWILL	40,778	—	—	40,778
OTHER ASSETS	2,321	—	—	2,321

Total assets	195,275	32,851	(62,156)	165,970

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,512	$—	$—	$3,512
Trade accounts payable	10,679	20,428	(1,751)	29,356
Deferred revenue	5,577	23	—	5,600
Accrued expenses	32,808	2,617	(13)	35,412

Total current liabilities	52,576	23,068	(1,764)	73,880

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	34,870	—	—	34,870
PAYABLE TO AFFILIATES	—	22,756	(22,756)	—
DEFERRED REVENUE	4,197	—	—	4,197
DEFERRED RENT	4,430	—	—	4,430
OTHER LONG-TERM LIABILITIES	5,074	—	—	5,074

Total liabilities	101,147	45,824	(24,520)	122,451

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	18	1,019	(1,019)	18
Capital contributions	—		—	—
Additional paid-in capital	191,304	28,060	(78,474)	140,890
Retained earnings (accumulated deficit)	(97,002)	(43,286)	43,099	(97,189)
Accumulated other comprehensive income	(67)	1,234	(1,242)	(75)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	94,128	(12,973)	(37,636)	43,519

Total liabilities and shareholders’ equity	$195,275	$32,851	$(62,156)	$165,970

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,671	$11,457	$—	$18,128
Restricted cash	—	521	—	521
Accounts receivable, net	42,081	18,415	(1,370)	59,126
Inventories, net	—	10,534	—	10,534
Other receivables	—	5,638	—	5,638
Prepaid expenses and other current assets	6,141	962	—	7,103

Total current assets	54,893	47,527	(1,370)	101,050

PROPERTY AND EQUIPMENT, net	26,478	126	—	26,604
RECEIVABLE/INVESTMENT IN AFFILIATES	9,938	—	(9,938)	—
INTANGIBLE ASSETS, net	2,170	—	—	2,170
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,527	29	—	2,556

Total assets	104,372	47,682	(11,308)	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,583	$3,267	$—	$6,850
Trade accounts payable	13,001	27,211	(1,370)	38,842
Deferred revenue	9,098	—	—	9,098
Accrued expenses	21,338	7,135	—	28,473

Total current liabilities	47,020	37,613	(1,370)	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	—	—	4,062
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	5,355	—	—	5,355
DEFERRED RENT	4,870	—	—	4,870
OTHER LONG-TERM LIABILITIES	3,091	—	—	3,091

Total liabilities	64,398	59,658	(23,415)	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	129,457	28,060	(28,060)	129,457
Retained earnings (accumulated deficit)	(90,061)	(42,711)	42,846	(89,926)
Accumulated other comprehensive income	686	1,656	(1,660)	682
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,974	(11,976)	12,107	40,105

Total liabilities and shareholders’ equity	$104,372	$47,682	$(11,308)	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.